Exhibit 10.4

Executed Copy

SECOND AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT

This SECOND AMENDED AND RESTATED SECURITY AND PLEDGE AGREEMENT (this “Agreement”) is entered into as of December 17, 2020, by and among the parties identified as “Obligors” on the signature pages hereto and such other parties that may become Obligors hereunder after the date hereof (each individually, an “Obligor”; and collectively, the “Obligors”), and Truist Bank, in its capacity as administrative agent (in such capacity, together with any successors and assigns in such capacity, the “Administrative Agent”) for the holders of the Secured Obligations (as defined below).

R E C I T A L S

WHEREAS, pursuant to that certain Second Amended and Restated Credit Agreement, dated as of the date hereof, by and among Rotech Healthcare Inc., a Delaware corporation (the “Borrower”), Rotech Intermediate Holdings LLC, a Delaware limited liability company (“Holdings”), the other Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Truist Bank, in its capacities as Administrative Agent, Swingline Lender and Issuing Bank (as amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Credit Agreement”), the Lenders have agreed to make Loans to, and the Issuing Bank has agreed to issue Letters of Credit for the benefit of, the Borrower, in each case, upon the terms and subject to the conditions set forth therein; and

WHEREAS, this Agreement is required by the terms of the Credit Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1.       Definitions.

(a)       Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement, provided, that, the following terms shall have the meanings ascribed to such terms in accordance with the version of the Uniform Commercial Code enacted, and as in effect from time to time, in the State of New York, except to the extent that such terms may be used in connection with the perfection of any Collateral, in which case, such terms shall instead have the meanings ascribed to such terms in accordance with the version of the Uniform Commercial Code enacted, and as in effect from time to time, in the applicable jurisdiction with respect to such affected Collateral (the “UCC”): “Accession”, “Account”, “Adverse Claim”, “As-Extracted Collateral”, “Certificated Securities”, “Chattel Paper”, “Commercial Tort Claim”, “Consumer Goods”, “Deposit Account”, “Document”, “Electronic Chattel Paper”, “Equipment”, “Farm Products”, “Financial Asset”, “Fixtures”, “General Intangible”, “Goods”, “Instrument”, “Inventory”, “Investment Company Security”, “Investment Property”, “Letter-of-Credit Right”, “Manufactured Home”, “Money”, “Proceeds”, “Securities Account”, “Securities Intermediary”, “Security”, “Security Entitlement”, “Software”, “Supporting Obligation” and “Tangible Chattel Paper”.

(b)       In addition, the following terms shall have the meanings set forth below:

“Administrative Agent” has the meaning provided in the introductory paragraph hereof.

“Agreement” has the meaning provided in the introductory paragraph hereof.

Second Amended and Restated Security and Pledge Agreement (Rotech Healthcare Inc.)

“Borrower” has the meaning provided in the recitals hereof.

“Collateral” has the meaning provided in Section 2 hereof.

“Copyright License” shall mean any written agreement, naming any Obligor as licensor, granting any right under any Copyright.

“Copyrights” shall mean: (a) all registered United States copyrights in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office; and (b) all renewals thereof.

“Credit Agreement” has the meaning provided in the recitals hereof.

“Existing Security Agreement” has the meaning provided in Section 22 hereof.

“Obligor” and “Obligors” have the meanings provided in the introductory paragraph hereof.

“Patent License” shall mean any agreement, whether written or oral, providing for the grant by or to an Obligor of any right to manufacture, use or sell any invention covered by a Patent.

“Patents” shall mean: (a) all letters patent of the United States, or of any other country, and all reissues and extensions thereof; and (b) all applications for letters patent of the United States, or of any other country, and all divisions, continuations and continuations-in-part thereof.

“Pledged Equity” shall mean, with respect to each Obligor, (a) one hundred percent (100.0%) of the issued and outstanding Capital Stock each wholly owned Domestic Subsidiary, and one hundred percent (100.0%) of the issued and outstanding Capital Stock in each non-wholly owned Domestic Subsidiary (to the extent such pledge is not expressly prohibited under such non Subsidiary’s Organization Documents as in effect on the Effective Date or, if such Subsidiary is acquired after the Effective Date, so long as such prohibition or restriction existed prior to the Acquisition of such Subsidiary and was not created in contemplation thereof), and (b) sixty-six percent (66.0%) (or such greater percentage that, due to a Change in Law after the date hereof, (i) could not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary, as determined for United States federal income tax purposes, to be treated as a deemed dividend to such Foreign Subsidiary’s United States owner or parent, and (ii) could not reasonably be expected to cause any adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956–2(c)(2)), and one hundred percent (100.0%) of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956–2(c)(2)), in each Foreign Subsidiary directly owned by any Obligor, including, without limitation, the Capital Stock in any Subsidiary that is owned by any Obligor as set forth on Schedule 1 hereto, in each case, together with the certificates (or other agreements or instruments), if any, representing such Capital Stock, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:

(A)       all Capital Stock representing a dividend thereon, representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise issued in respect thereof; and

(B)       in the event of any consolidation or merger involving the issuer thereof and, as a result of which, such issuer is not the surviving Person, all shares of each class of the Capital Stock of the successor Person formed by, or resulting from, such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of any Obligor.

“Secured Obligations” shall mean, without duplication: (a) all Obligations; and (b) all costs and expenses incurred in connection with enforcement and collection of the Obligations, including any fees, charges and disbursements of counsel.

“Trademark License” shall mean any agreement, written or oral, providing for the grant, by or to an Obligor, of any right to use any Trademark.

“Trademarks” shall mean: (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country, or of any political subdivision thereof, or otherwise; and (b) all renewals thereof.

“UCC” has the meaning provided in Section 1(a) hereof.

“Work” shall mean any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2.       Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Obligor hereby grants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, a continuing security interest in, and a right to set off against, any and all right, title, and interest of such Obligor in and to all of the following, whether now owned or existing, or owned, acquired or arising hereafter (collectively, the “Collateral”): (a) (i) all Accounts (other than Government Receivables, with the understanding that once such Government Receivables are moved to another Deposit Account pursuant to a Sweep Agreement, such proceeds will constitute Collateral), (ii) all Money, (iii) all Chattel Paper, (iv) those certain Commercial Tort Claims set forth on Schedule 2 hereto, (v) all Copyrights, (vi) all Copyright Licenses, (vii) all Deposit Accounts, (viii) all Documents, (ix) all Equipment, (x) all Fixtures, (xi) all General Intangibles, (xii) all Goods, (xiii) all Instruments, (xiv) all Inventory, (xv) all Investment Property, (xvi) all Letter-of-Credit Rights, (xvii) all Patents, (xviii) all Patent Licenses, (xix) all Pledged Equity, (xx) all Software, (xxi) all Supporting Obligations, (xxii) all Trademarks, (xxiii) all Trademark Licenses, (xxiv) all books and records related to the Collateral, and (xxv) all Accessions; and (b) all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Property; provided, that, upon the occurrence of an event or events that result in any such property no longer constituting Excluded Property, a security interest in such property shall be automatically and simultaneously granted hereunder, and such property shall be included as Collateral hereunder.

The Obligors and the Administrative Agent, on behalf of the holders of the Secured Obligations, hereby acknowledge and agree that the security interest created pursuant to this Agreement in the Collateral: (A) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising; and (B) is not to be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, or Trademark Licenses.

3.       Representations and Warranties. Each of the Obligors hereby represents and warrants to the Administrative Agent, for the benefit of the holders of the Secured Obligations, that:

(a)       Ownership. Such Obligor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign, or transfer the same. There exists no Adverse Claim with respect to the Pledged Equity of such Obligor.

(b)       Security Interest / Priority. This Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the holders of the Secured Obligations, in the Collateral of such Obligor, and, when properly perfected by filing, shall constitute a valid and perfected, first priority security interest in such Collateral (including all uncertificated Pledged Equity consisting of partnership or limited liability company interests that do not constitute Securities), to the extent that such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Liens permitted by Section 7.2 of the Credit Agreement. The taking of possession by the Administrative Agent of the Certificated Securities (if any) evidencing Pledged Equity, and of all other Instruments constituting Collateral, will perfect, and establish the first priority of, the Administrative Agent’s security interest in all of the Pledged Equity evidenced by such Certificated Securities and such Instruments. With respect to any Collateral consisting of a Deposit Account, Security Entitlement, or assets held in a Securities Account, upon execution and delivery by the applicable Obligor, the bank or Securities Intermediary, as applicable, and the Administrative Agent of an agreement granting control to the Administrative Agent over such Collateral, the Administrative Agent shall have a valid and perfected, first priority security interest in such Collateral, subject to Liens permitted by Section 7.2 of the Credit Agreement.

(c)       Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods (other than Inventory leased to customers in the ordinary course of business), Farm Products, Manufactured Homes or standing timber.

(d)       Equipment and Inventory. With respect to any Equipment and/or Inventory of such Obligor, such Obligor has exclusive possession and control of such Equipment and Inventory of such Obligor, except for: (i) Equipment leased by such Obligor as a lessee; (ii) Equipment or Inventory in transit with common carriers; (iii) Equipment and/or Inventory in the possession or control of a warehouseman bailee or any agent or processor in the ordinary course of business; or (iv) Equipment and/or Inventory leased to customers in the ordinary course of business. No Inventory of such Obligor is held by a Person other than such Obligor pursuant to consignment, sale or return, sale on approval, or similar agreement.

(e)       Authorization of Pledged Equity. All Pledged Equity is duly authorized and validly issued, is fully paid and, to the extent applicable, non-assessable, and is not subject to the preemptive rights, warrants, options, or other rights to purchase of any Person, or of any equity-holder, voting trust or similar agreements outstanding with respect to, or with respect to property that is convertible into, or that requires the issuance and sale of, any such Pledged Equity, in each case, except to the extent expressly permitted under the Loan Documents.

(f)       No Other Capital Stock, Instruments, Etc. As of the Effective Date, such Obligor owns all of the certificated Capital Stock in any Subsidiary that is required to be pledged and delivered by it to the Administrative Agent hereunder, as set forth on Schedule 1 hereto, and all such certificated Capital Stock has been delivered to the Administrative Agent.

(g)       Partnership and Limited Liability Company Interests. Except as previously disclosed to the Administrative Agent in writing, none of the Collateral consisting of an interest or interests in a partnership or a limited liability company: (i) is dealt in, or traded on, a securities exchange, or dealt in a securities market; (ii) by its terms, expressly provides that such interest is a Security governed by Article 8 of the UCC; (iii) is an Investment Company Security; (iv) is held in a Securities Account; or (v) constitutes a Security or a Financial Asset.

(h)       Contracts; Agreements; Licenses. Except as set forth on Schedule 3 hereto, as of the Effective Date, such Obligor has no Material Agreements that are non-assignable, whether by their terms or as a matter of Law, or which by their terms prevent the granting of a security interest therein unless consent has been obtained.

(i)       Consents; Etc. There are no restrictions in any Organization Document governing any Pledged Equity, or any other document related thereto, which would limit or restrict: (i) the granting of a Lien pursuant to this Agreement on such Pledged Equity; (ii) the perfection of such Lien; or (iii) the exercise of remedies in respect of such perfected Lien on such Pledged Equity, as contemplated by this Agreement. Except for (I) the filing or recording of UCC financing statements, (II) the filing of appropriate notices with the United States Patent and Trademark Office and/or the United States Copyright Office, (III) obtaining control of Collateral to perfect the Liens created by this Agreement (to the extent required under Section 4(a) hereof), (IV) such actions as may be required by Laws affecting the offering and sale of securities, (V) such actions as may be required by applicable foreign Laws affecting the pledge of the Pledged Equity of Foreign Subsidiaries, and (VI) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority, and no consent of any other Person (including, without limitation, any stockholder, member, or creditor of such Obligor, as applicable), is required which has not been obtained for: (A) the grant by such Obligor of the security interest in the Collateral granted hereby, or the execution and delivery of, and performance under, this Agreement by such Obligor; (B) the perfection of such security interest (to the extent that such security interest can be perfected by filing under the UCC, by the granting of control of Collateral (to the extent required under Section 4(a) hereof), or by filing an appropriate notice with the United States Patent and Trademark Office and/or the United States Copyright Office); or (C) the exercise by the Administrative Agent, or the holders of the Secured Obligations, of the rights and remedies provided for in this Agreement.

(j)       Commercial Tort Claims. As of the Effective Date, such Obligor has no Commercial Tort Claims seeking damages in excess of One-Hundred Fifty Thousand Dollars ($150,000) in any individual instance, or in excess of Three-Hundred Thousand Dollars ($300,000) in the aggregate when taken together with all Commercial Tort Claims of all of the other Obligors, in each case, other than as set forth on Schedule 2 hereto.

(k)       Copyrights, Patents and Trademarks.

(i)       Schedule 4 hereto includes: (A) all registrations or applications for U.S. federal Copyrights, Patents and Trademarks owned by such Obligor in its own name as of the date hereof; and (B) all material or exclusive Copyright Licenses, Patent Licenses and Trademark Licenses to which any Obligor is a party as of the date hereof.

(ii)       All registrations pertaining to such Copyrights, Patents and Trademarks have been duly and properly filed, and, to such Obligor’s knowledge, each Copyright, Patent and Trademark of such Obligor is valid, subsisting, unexpired, enforceable, and has not been abandoned.

(iii)       Except as set forth on Schedule 4 hereto, none of such Copyrights, Patents and Trademarks is the subject of any exclusive licensing or franchise agreement as of the date hereof.

(iv)       Except as could not reasonably be expected to have a Material Adverse Effect, to such Obligor’s knowledge, no holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel, or question the validity of such Copyright, Patent or Trademark.

(v)       No action or proceeding is pending: (A) that is seeking to limit, cancel, or question the validity of any Copyright, Patent or Trademark; and (B) which could reasonably be expected to have a Material Adverse Effect.

4.       Covenants. Each Obligor covenants that, until such time as the Secured Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated, such Obligor shall:

(a)       Instruments / Chattel Paper / Pledged Equity / Control.

(i)       If any amount in excess of One-Hundred Fifty Thousand Dollars ($150,000) in any individual instance, or in excess of Three Hundred Thousand Dollars ($300,000) in the aggregate, payable under, or in connection with, any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, ensure that such Instrument, Tangible Chattel Paper, or Document is either: (A) in the possession of such Obligor at all times; or (B) if requested by the Administrative Agent to perfect its security interest in such Collateral, is delivered to the Administrative Agent duly endorsed in a manner satisfactory to the Administrative Agent. Such Obligor shall ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend, acceptable to the Administrative Agent, indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.

(ii)       Deliver to the Administrative Agent promptly, upon the receipt thereof by, or on behalf of, such Obligor, all certificates and instruments constituting Pledged Equity. Prior to such delivery to the Administrative Agent, all such certificates constituting Pledged Equity shall be held in trust by such Obligor for the benefit of the Administrative Agent pursuant hereto. All such certificates representing Pledged Equity shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, substantially in the form provided in Exhibit 4(a) hereto (or such other form acceptable to the Administrative Agent in its reasonable discretion).

(iii)       Execute and deliver all agreements, assignments, instruments or other documents as reasonably requested by the Administrative Agent for the purpose of obtaining and maintaining control with respect to any Collateral consisting of: (A) Deposit Accounts (other than Excluded Accounts) to the extent required under Section 5.11(c) of the Credit Agreement); (B) Investment Property; (C) Letter-of-Credit Rights in excess of One-Hundred Fifty Thousand Dollars ($150,000) in any individual instance; and (D) Electronic Chattel Paper in excess of One-Hundred Fifty Thousand Dollars ($150,000) in any individual instance.

(b)       Filing of Financing Statements, Notices, Etc. Such Obligor shall execute and deliver to the Administrative Agent such agreements, assignments, or instruments (including affidavits, notices, reaffirmations, and amendments and restatements of existing documents) as the Administrative Agent may reasonably request, and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate: (i) to provide adequate assurance to the Administrative Agent regarding the proper filing, maintenance and perfection of the security interests created, or proposed to be created, hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request, in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office, in the form of Exhibit 4(b)(i) hereto (or such other form as reasonably requested by the Administrative Agent), (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office, in the form of Exhibit 4(b)(ii) hereto (or such other form as reasonably requested by the Administrative Agent), and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office, in the form of Exhibit 4(b)(iii) hereto (or such other form as reasonably requested by the Administrative Agent); (ii) to consummate the transactions contemplated hereby; and (iii) to otherwise protect, and assure the Administrative Agent of, its rights and interests hereunder.

Furthermore, such Obligor also hereby irrevocably makes, constitutes, and appoints the Administrative Agent, a nominee of the Administrative Agent, or any other person whom the Administrative Agent may so designate, as such Obligor’s attorney in fact, with full power with respect to, and for the limited purpose of, preparing and filing (and, to the extent applicable, signing), in the name of such Obligor, any financing statements, any amendments and/or supplements to financing statements, any renewal financing statements, and any notices and/or similar documents, which, in the Administrative Agent’s reasonable discretion, would be necessary or appropriate in order to perfect, or to maintain the perfection of, the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until such time as the Secured Obligations arising under the Loan Documents have been paid in full and the Commitments have been terminated. Such Obligor hereby agrees that a carbon, photographic or other reproduction of this Agreement, or of any relevant financing statement (or amendment thereof or supplement thereto), shall be sufficient for filing as a financing statement (or amendment thereof or supplement thereto) by the Administrative Agent, without notice thereof to such Obligor, wherever the Administrative Agent may in its sole discretion desire to file the same.

(c)       Collateral Held by Warehouseman, Bailee, Etc. If any Collateral with an aggregate book value in excess of Two-Hundred Fifty Thousand Dollars ($250,000) is at any time in the possession or control of a warehouseman, bailee, or any agent or processor of such Obligor, and the Administrative Agent so requests: (i) notify such Person in writing of the Administrative Agent’s security interest therein; and (ii) use commercially reasonable efforts to obtain a written acknowledgment from such Person that it is holding such Collateral subject to the security interest of the Administrative Agent.

(d)       Commercial Tort Claims. (i) Promptly forward to the Administrative Agent an updated Schedule 2 listing any and all Commercial Tort Claims by, or in favor of, such Obligor seeking damages in excess of One-Hundred Fifty Thousand Dollars ($150,000) in any individual instance, or in excess of Three-Hundred Thousand Dollars ($300,000) when taken together with all Commercial Tort Claims of all of the other Obligors, in each case, which are not subject to a Lien in favor of the Administrative Agent for the benefit of itself and the other holders of the Secured Obligations; and (ii) execute and deliver such statements, documents and notices, and do and cause to be done all such things, as may be reasonably required by the Administrative Agent, or required by Law, to create, preserve, perfect and maintain the Administrative Agent’s security interest in any Commercial Tort Claims initiated by, or in favor of, any Obligor.

(e)       Books and Records. Mark its books and records (and cause the issuer(s) of any Pledged Equity of such Obligor to mark its books and records) to reflect the security interest granted pursuant to this Agreement.

(f)       Nature of Collateral. At all times maintain the Collateral having a book value in excess of One-Hundred Fifty Thousand Dollars ($150,000) in any individual instance, or Three-Hundred Thousand Dollars ($300,000) in the aggregate as personal property, and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Administrative Agent shall have a perfected Lien on such Fixture or real property.

(g)       Issuance or Acquisition of Capital Stock in Partnership or Limited Liability Company. Not without executing and delivering, or causing to be executed and delivered, to the Administrative Agent such agreements, documents and instruments as the Administrative Agent may reasonably require to be executed and delivered in connection therewith, issue or acquire any Pledged Equity consisting of an interest in a partnership or a limited liability company that: (i) is dealt in, or traded on, a securities exchange, or dealt in a securities market; (ii) by its terms, expressly provides that such interest is a Security governed by Article 8 of the UCC; (iii) is an Investment Company Security; (iv) is held in a Securities Account; or (v) constitutes a Security or a Financial Asset.

5.       Authorization to File Financing Statements. Each Obligor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements), amendments thereof or supplements thereto, and such other instruments as the Administrative Agent may, from time to time, deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property”, “all assets” or words of similar meaning).

6.       Advances. On failure of any Obligor to perform any of the covenants and agreements contained herein or in any other Loan Document, the Administrative Agent may, at its sole option and in its sole discretion, if no Default or Event of Default exists, subject to five (5) Business Days’ prior written notice, and, if a Default or Event of Default exists, prior written notice, perform the same, and, in so doing, the Administrative Agent may expend such sums as it may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, payment to obtain the release of a Lien or potential Lien, expenditures made in defending against any adverse claim, and all other expenditures that the Administrative Agent may make for the protection of the security interests hereof, or which the Administrative Agent may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Obligors, on a joint and several basis, promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations, and shall bear interest from the date said amounts are expended as Default Interest. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Obligor, and no such advance or expenditure therefor, shall relieve the Obligors of any Default or Event of Default. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of a claim to be discharged, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim, except to the extent such payment is being contested in good faith by an Obligor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7.       Remedies.

(a)       General Remedies. During the continuance of an Event of Default, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or as provided by Law (including, but not limited to, levy of attachment, garnishment, and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), all rights and remedies of a secured party under the UCC (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted, and regardless of whether the UCC applies to the affected Collateral); and further, the Administrative Agent may, with or without judicial process and/or the aid or assistance of others, (i) enter on any premises on which any of the Collateral may be located, and, without resistance or interference by the Obligors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Obligors to assemble and make available to the Administrative Agent, at the expense of the Obligors, any Collateral, at any place and time designated by the Administrative Agent that is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting a sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or other process of law, all of which each of the Obligors hereby waives to the fullest extent permitted by Law, at any place(s) and time(s), sell and deliver any or all Collateral held by or for it at any public or private sale (which, in the case of a private sale of Pledged Equity, may be to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof), at any exchange or broker’s board or elsewhere, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each Obligor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms that might have been obtained at a public sale, and, notwithstanding the foregoing, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner, and, in the case of a private sale of Pledged Equity, that the Administrative Agent shall have no obligation to delay any sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933. Neither the Administrative Agent’s compliance with applicable Law, nor its disclaimer of warranties relating to the Collateral, shall be considered to adversely affect the commercial reasonableness of any sale.

To the extent that any applicable rights of notice cannot be legally waived hereunder, each Obligor agrees that any requirement of reasonable notice relating to any public or private sale of Collateral referred to in this Section 7(a) shall be met if such notice, specifying the place of any such public sale or the time after which any such private sale is to be made, is personally served on or mailed, postage prepaid, to the Obligors in accordance with the notice provisions of Section 11.1 of the Credit Agreement, at least ten (10) days before the time of such sale or other event giving rise to the requirement of such notice. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Obligor further acknowledges and agrees that any offer to sell any Pledged Equity which has been: (A) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such offer may be advertised without prior registration under the Securities Act of 1933); or (B) made privately in the manner described above, shall be deemed to involve a “public sale” under the UCC notwithstanding that such sale may not constitute a “public offering” under the Securities Act of 1933, and the Administrative Agent may, in any such event, bid for the purchase of such securities. The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral, regardless of notice having been given. To the extent permitted by applicable Law, any holder of Secured Obligations may be a purchaser at any such sale. To the extent permitted by applicable Law, each of the Obligors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable Law, the Administrative Agent may postpone or cause the postponement of, the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice and to the extent permitted by applicable Law, be made at the time and place to which such sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.

(b)       Remedies Relating to Accounts. During the continuance of an Event of Default, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder to the extent not expressly prohibited by applicable Law: (i) each Obligor will promptly, upon request of the Administrative Agent, instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent; and (ii) the Administrative Agent shall have the right to enforce any Obligor’s rights against its customers and account debtors, and the Administrative Agent (or its designee) may notify any Obligor’s customers and account debtors that the Accounts of such Obligor have been assigned to the Administrative Agent, or notify any Obligor’s customers and account debtors of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of an Obligor, or both) demand, collect (including, without limitation, by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise, and give acquittance for any and all amounts due, or to become due, on any Account, and, in the Administrative Agent’s discretion, file any claim, or take any other action or initiate any other proceeding, to protect and realize upon the security interest of the holders of the Secured Obligations in the Accounts.

Each Obligor acknowledges and agrees that the Proceeds of its Accounts remitted to, or on behalf of, the Administrative Agent in accordance with the provisions hereof shall be applied to the Obligations in accordance with Section 8.2 of the Credit Agreement, and that such Obligor shall not have any right, title or interest in such Accounts, or in any such other amounts, except as expressly provided herein. Neither the Administrative Agent nor any holder(s) of the Secured Obligations shall have any liability or responsibility to any Obligor for acceptance of a check, draft, or other order for payment of money bearing the legend “payment in full” or words of similar import, or any other restrictive legend or endorsement, or be responsible for determining the correctness of any remittance. Furthermore, during the continuance of an Event of Default: (A) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Obligors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications; (B) upon the Administrative Agent’s request and at the expense of the Obligors, the Obligors shall cause independent public accountants (or others satisfactory to the Administrative Agent) to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; and (C) the Administrative Agent, in its own name or in the name of others, may communicate with account debtors on the Accounts to verify with them, to the Administrative Agent’s satisfaction, the existence, amount and terms of any Accounts. Notwithstanding anything to the contrary contained herein, insofar as the foregoing applies to Government Receivables or any other Accounts subject to Healthcare Laws, such actions shall be required only to the extent not expressly prohibited by applicable Law.

(c)       Deposit Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may: (i) to the extent not expressly prohibited by applicable Law, prevent withdrawals or other dispositions of funds in Deposit Accounts maintained with the Administrative Agent; and (ii) exercise control pursuant to any control agreement governing a Deposit Account not maintained with the Administrative Agent.

(d)       Access. In addition to the rights and remedies hereunder, during the continuance of an Event of Default, the Administrative Agent shall, upon notice to the Borrower, have the right to enter into and remain upon the various premises of the Obligors, without cost or charge to the Administrative Agent, and to use the same, together with any materials, supplies, books and records of the Obligors, for the purpose of collecting and liquidating the Collateral or preparing for and conducting a sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof and/or including any records with respect thereto, from any such premises in order to effectively collect, liquidate or sell such Collateral.

(e)       Non-Exclusive Nature of Remedies. Failure by the Administrative Agent or the holders of the Secured Obligations to exercise any right, remedy or option under this Agreement, any other Loan Document, any other document relating to the Secured Obligations, or as provided by Law, or any delay by the Administrative Agent or the holders of the Secured Obligations in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless such waiver is in writing and signed by the party against whom such waiver is sought to be enforced, and in such case, such waiver shall be effective only to the extent specifically stated, and, if granted on behalf of the Administrative Agent or the holders of the Secured Obligations, such waiver shall only be granted as provided herein. To the extent permitted by Law, neither the Administrative Agent, the holders of the Secured Obligations, nor any party acting as attorney for the Administrative Agent or the holders of the Secured Obligations, shall be liable hereunder for any acts or omissions taken or not taken, or for any error of judgment or mistake of fact or Law, other than with respect to their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent, and the holders of the Secured Obligations, under this Agreement shall be cumulative and not exclusive of any other right or remedy that the Administrative Agent, or the holders of the Secured Obligations, may have.

(f)       Retention of Collateral. In addition to the rights and remedies hereunder, the Administrative Agent may, in compliance with Sections 9–620 and 9–621 of the UCC, or otherwise in compliance with the requirements of applicable Law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided any required notices, however, the Administrative Agent shall not be deemed to have retained any Collateral in satisfaction of any Secured Obligations for any reason.

(g)       Deficiency. In the event that the proceeds of any sale, liquidation or collection of, or realization on, Collateral are insufficient to pay all amounts to which the Administrative Agent and the holders of the Secured Obligations are legally entitled, the Obligors shall be jointly and severally liable for the deficiency, together with interest thereon at the rate provided for Default Interest in the Credit Agreement, together with the costs of collection and any fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Obligors, or to whomsoever a court of competent jurisdiction shall determine in a final, non-appealable order to be entitled thereto. Notwithstanding any provision to the contrary contained herein, in any other Loan Documents, or in any other documents relating to the Secured Obligations, the obligations of each Obligor under the Credit Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the Bankruptcy Code of the United States, or under any other applicable Debtor Relief Law (including any comparable provisions of any applicable state Law).

8.       Rights of the Administrative Agent.

(a)       Power of Attorney. In addition to any other powers of attorney contained herein, each Obligor hereby designates and appoints the Administrative Agent, and each of the Administrative Agent’s designees or agents, on behalf of the holders of the Secured Obligations, as the attorney-in-fact of such Obligor, irrevocably and with power of substitution, with authority to take any or all of the following actions during the continuance of an Event of Default:

(i)       to demand, collect, settle, compromise, discharge, and release any claims related to the Collateral and the Secured Obligations, all as the Administrative Agent may reasonably determine;

(ii)       to commence and prosecute any actions at any court for the purposes of collecting any Collateral and enforcing any other right(s) in respect thereof;

(iii)       to defend, settle or compromise any such action brought, and, in connection therewith, to give such discharge or release as the Administrative Agent may deem reasonably appropriate;

(iv)       to receive, open and dispose of mail addressed to an Obligor, and to endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts, or other instruments or documents evidencing payment, shipment or storage of the Goods giving rise to the Collateral of such Obligor, or securing or relating to such Collateral, on behalf of and in the name of such Obligor;

(v)       to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise any rights in respect of, any Collateral, or the Goods or services which have given rise thereto, as fully and completely as though the Administrative Agent were the absolute or beneficial owner thereof for all purposes;

(vi)       to adjust and settle claims under any insurance policy relating thereto;

(vii)       to execute and deliver all assignments, conveyances, statements, financing statements (including all amendments thereof and supplements thereto), renewal financing statements, security agreements, affidavits, notices, and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Agreement, and in order to fully consummate all of the transactions contemplated herein;

(viii)       to institute any foreclosure proceedings that the Administrative Agent may deem appropriate;

(ix)       to sign and endorse any drafts, assignments, proxies, stock powers, verifications, notices, and other documents relating to the Collateral;

(x)       to exchange any of the Pledged Equity or other property upon any merger, consolidation, reorganization, recapitalization, or other readjustment of the issuer thereof, and, in connection therewith, deposit any of the Pledged Equity with any committee, depository, transfer agent, registrar or other designated agency, upon such terms as the Administrative Agent may reasonably deem appropriate;

(xi)       to vote for a shareholder resolution, or to sign an instrument in writing, sanctioning the transfer of any or all of the Pledged Equity into the name of the Administrative Agent or one or more of the holders of the Secured Obligations, or into the name of any transferee to whom the Pledged Equity, or any part thereof, may be sold pursuant and subject to Section 7 hereof;

(xii)       to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on, or threatened against, the Collateral;

(xiii)       to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all such monies due, and to become due, thereunder, directly to the Administrative Agent or as the Administrative Agent shall direct;

(xiv)       to receive payment of, and receipt for, any and all monies, claims, and other amounts due and to become due at any time in respect of, or arising out of, any Collateral; and

(xv)       to do and perform all such other acts and things as the Administrative Agent may reasonably deem to be necessary, proper or convenient to accomplish the purposes of the Loan Documents.

This power of attorney is a power coupled with an interest, and shall be irrevocable until such time as the Secured Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated. The Administrative Agent shall be under no duty to exercise, or withhold the exercise of, any of the rights, powers, privileges, and options expressly or implicitly granted to the Administrative Agent in this Agreement, and shall not be liable for either any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission, error of judgment, or mistake of fact or Law, in its individual capacity or in its capacity as the attorney-in-fact, except for acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

(b)       Assignment by the Administrative Agent. The Administrative Agent may from time to time assign its rights and obligations under this Agreement to a successor Administrative Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Agreement in relation thereto.

(c)       The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve any rights pertaining thereto, it being understood and agreed that the Obligors shall be solely responsible for the preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it, or tendering the surrender of it, to the Obligors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve any rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Administrative Agent shall have no responsibility for: (i) ascertaining, or taking action with respect to, calls, conversions, exchanges, maturities, tenders, or other matters relating to any such Collateral, whether or not the Administrative Agent has, or is deemed to have, knowledge of such matters; or (ii) taking any steps to clean, repair or otherwise prepare any such Collateral for sale.

(d)       Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Obligors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any holder of Secured Obligations shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of, or arising out of, this Agreement, or resulting from the receipt by the Administrative Agent or any holder of Secured Obligations of any payment relating to any such Account pursuant hereto, nor shall the Administrative Agent or any holder of Secured Obligations be obligated in any manner to perform any of the obligations of an Obligor under, or pursuant to, any Account (or any agreement giving rise thereto), to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or as to the sufficiency of any performance by any party, under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance, or to collect the payment of any amounts that either may have been assigned to it or to which it may be entitled at any time(s).

(e)       Voting and Payment Rights in Respect of the Pledged Equity.

(i)       So long as no Event of Default shall have occurred and be continuing, each Obligor may: (A) exercise any and all voting and other consensual rights pertaining to the Pledged Equity of such Obligor, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; and (B) receive and retain any and all dividends (other than stock dividends and other dividends constituting Collateral, which are addressed hereinabove), principal or interest paid in respect of the Pledged Equity, to the extent they are allowed under the Credit Agreement; and

(ii)       During the continuance of an Event of Default: (A) all rights of any Obligor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to clause (i)(A) above shall, upon written notice by the Administrative Agent, cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall then have the sole right to exercise such voting and other consensual rights; (B) all rights of any Obligor to receive the dividends, principal and interest payments that it would otherwise be authorized to receive and retain pursuant to clause (i)(B) above shall cease, and all such rights shall thereupon be vested in the Administrative Agent, which shall then have the sole right to receive and hold as Collateral such dividends, principal and interest payments; and (C) all dividends, principal and interest payments that are received by any Obligor contrary to the provisions of clause (ii)(B) above shall be received in trust, for the benefit of the Administrative Agent, shall be segregated from any other property or funds of such Obligor, and shall be forthwith paid over to the Administrative Agent as Collateral, in the exact form received, to be held by the Administrative Agent as Collateral and as further collateral security for the Secured Obligations.

(f)       Releases of Collateral.

(i)       If any Collateral, or all of the Capital Stock of any Obligor that is a Subsidiary of the Borrower, shall be sold, transferred, or otherwise disposed of by any Obligor (other than, with respect to any Capital Stock, to Holdings or another Subsidiary thereof), in a transaction permitted under the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Obligor, shall promptly (and, in any event, within five (5) Business Days) execute and deliver to such Obligor all releases and other documents, and take all such other action(s), that are reasonably necessary or reasonably required by such Obligor for the release of the Liens created hereby, or by any other Collateral Document, on such Collateral or the Capital Stock of such Obligor.

(ii)       The Administrative Agent may release any of the Pledged Equity from this Agreement, or may substitute any of the Pledged Equity for other Pledged Equity, without altering, varying or diminishing in any way the force, effect, lien, pledge, or security interest created under this Agreement as to any Pledged Equity not expressly released or substituted, and this Agreement shall continue as a first priority lien on all such Pledged Equity that is not so expressly released or substituted.

9.       Application of Proceeds. Upon the acceleration of the Obligations under the Loan Documents pursuant to Section 8.1 of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any holder of the Secured Obligations in Money or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 8.2 of the Credit Agreement.

10.       Continuing Agreement.

(a)       This Agreement shall remain in full force and effect until such time as the Secured Obligations arising under the Loan Documents have been paid in full and the Commitments have expired or been terminated, at which time, this Agreement shall be automatically terminated and the Administrative Agent shall: (i) upon the request and at the expense of the Obligors, forthwith release all of its liens and security interests hereunder; and (ii) execute and deliver all UCC termination statements and/or other documents reasonably requested by the Obligors evidencing such termination.

(b)       This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if, at any time, payment, in whole or in part, of any of the Secured Obligations is rescinded, or must otherwise be restored or returned by the Administrative Agent or any holder of the Secured Obligations, as a preference, fraudulent conveyance, or otherwise, under any Debtor Relief Law, all as though such payment had not been made; provided, that, in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including, without limitation, any reasonable legal fees and disbursements) incurred by the Administrative Agent, or by any holder of the Secured Obligations, in defending and/or enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

11.       Amendments; Waivers; Modifications, Etc. This Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated, except as set forth in Section 11.2 of the Credit Agreement; provided that any update or revision to Schedule 2 hereof delivered by any Obligor shall not constitute an amendment for purposes of either this Section 11 or Section 11.2 of the Credit Agreement.

12.       Successors in Interest. This Agreement shall be binding upon each Obligor and its respective successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent and the holders of the Secured Obligations hereunder, to the benefit of the Administrative Agent, the holders of the Secured Obligations, and their respective successors and permitted assigns.

13.       Notices. All notices required or permitted to be given under this Agreement shall be in conformance with Section 11.1 of the Credit Agreement.

14.       Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. It shall not be necessary, in making proof of this Agreement, to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g., “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

15.       Headings. The headings of the sections hereof are provided for convenience only and shall not, in any way, affect the meaning or construction of any provision of this Agreement.

16.       Governing Law; Submission to Jurisdiction; Venue; WAIVER OF JURY TRIAL. The terms of Sections 11.5 and 11.6 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue, and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

17.       Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable: (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby; and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions, the economic effect of which shall come as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate, or render unenforceable, such provision in any other jurisdiction.

18.       Entirety. This Agreement, the other Loan Documents, and any separate letter agreements with respect to any fees payable to the Administrative Agent or the Issuing Bank, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

19.       Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by an Obligor), or by a guarantee, endorsement, or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee, or endorsement during the continuance of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests, or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify, or take with respect thereto, without in any way modifying or affecting any of them, the Secured Obligations or any of the rights of the Administrative Agent or the holders of the Secured Obligations under this Agreement, any other Loan Documents, or any other documents relating to the Secured Obligations.

20.       Joinder. At any time after the date of this Agreement, one or more additional Persons may become party hereto by executing and delivering to the Administrative Agent a Guarantor Joinder Agreement. Immediately upon such execution and delivery of such Guarantor Joinder Agreement (and without any further action), each such additional Person will become a party to this Agreement as an “Obligor” and shall have all of the rights and obligations of an Obligor hereunder, and this Agreement and the schedules hereto shall be deemed amended by such Guarantor Joinder Agreement.

21.       Joint and Several Obligations of Obligors.

(a)       Subject to clause (c) below, each of the Obligors accepts joint and several liability hereunder, in consideration of the financial accommodation to be provided by the holders of the Secured Obligations, with respect to each of the other Obligors, and, in consideration of the undertakings of the other Obligors, each Obligor accepts joint and several liability for the obligations of each of the other Obligors.

(b)       Subject to clause (c) below, each of the Obligors jointly and severally hereby, irrevocably and unconditionally, accepts, not merely as a surety but also as a co-debtor, joint and several liability with respect to each of the other Obligors with respect to the payment in full, and performance of, all of the Secured Obligations arising under this Agreement, the other Loan Documents, and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all of the Secured Obligations shall be the joint and several obligations of each of the Obligors, without preferences or distinction among them.

(c)       Notwithstanding any provision to the contrary contained herein, in any other Loan Documents, or in any other documents relating to the Secured Obligations, the Obligations of each Obligor under the Credit Agreement, the other Loan Documents, and the other documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such Obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any other Debtor Relief Law.

22.       Amendment and Restatement.

(a)       This Agreement amends and restates that certain Security and Pledge Agreement, dated as of October 24, 2019, by and among the Obligors and the Administrative Agent (the “Existing Security Agreement”) in its entirety, and shall not be deemed to constitute a novation of the Existing Security Agreement or any of the obligations of any Obligor thereunder.

(b)       The security interests, liens and pledges granted to the Administrative Agent in the Existing Security Agreement are intended to be, and are, continued under this Agreement as the security interests granted to the Administrative Agent as security for the Secured Obligations, and shall not be eliminated or otherwise adversely affected by the execution and delivery of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered by its below respective duly authorized officer as of the day and year first written above.

OBLIGORS:	ROTECH HEALTHCARE INC.,
a Delaware corporation

ROTECH INTERMEDIATE HOLDINGS LLC,
a Delaware limited liability company

A–1 MEDICAL EQUIPMENT, INC.,
a Florida corporation

ACADIA HOME CARE,
a Maine corporation

ALLIED MEDICAL SUPPLY, INC.,
an Arizona corporation

ALWAYS MEDICAL EQUIPMENT, INC.,
a Florida corporation

ANDY BOYD’S INHOME MEDICAL, INC., WEST,
a West Virginia corporation

ANDY BOYD’S INHOME MEDICAL/INHOME MEDICAL INC., a West Virginia corporation

ANNISTON HEALTH & SICKROOM SUPPLIES, INC.,
an Alabama corporation

BERKELEY MEDICAL EQUIPMENT, INC.,
a Florida corporation

BETA MEDICAL EQUIPMENT, INC.,
a Florida corporation

BIORESOLUTIONS LLC,
a Nevada limited liability company

CAMBRIA MEDICAL SUPPLY, INC.,
a Florida corporation

CAMDEN MEDICAL SUPPLY, INC.,
a Florida corporation

CARE MEDICAL SUPPLIES, INC.,
an Illinois corporation

CENTENNIAL MEDICAL EQUIPMENT, INC.,
a Florida corporation

By:	/s/ Thomas J. Koenig
Name:	Thomas J. Koenig
Title:	CFO

[Signature Pages Continue]

Signature Page to Second Amended and Restated Security and Pledge Agreement (Rotech Healthcare Inc.)

COMMUNITY HOME OXYGEN, INC.,
a Montana corporation

CONTOUR MEDICAL SUPPLY, INC.,
a Florida corporation

CORLEY HOME HEALTH CARE, INC.,
a Georgia corporation

CPO 2, INC.,
a Pennsylvania corporation

DANIEL MEDICAL SYSTEMS, INC.,
an Oklahoma corporation

DISTINCT HOME HEALTH CARE, INC.,
a Florida corporation

DON PAUL RESPIRATORY SERVICES, INC.,
a Colorado corporation

DUMED, INC.,
an Iowa corporation

EAST TENNESSEE INFUSION & RESPIRATORY, INC.,
a Florida corporation

ELLIS COUNTY HOME MEDICAL EQUIPMENT, LLC,
a Texas limited liability company

ENCORE HOME HEALTH CARE, INC.,
a Florida corporation

EXCEL MEDICAL OF FORT DODGE, INC.,
an Iowa corporation

EXCEL MEDICAL OF MARSHALLTOWN, INC.,
an Iowa corporation

FIRSTCARE, INC.,
a Kansas corporation

FISCHER MEDICAL EQUIPMENT, INC.,
an Idaho corporation

FOUR RIVERS HOME HEALTH CARE, INC.,
a Missouri corporation

G&G MEDICAL, INC.,
a Colorado corporation

GATE CITY MEDICAL EQUIPMENT, INC.,
a Florida corporation

By:	/s/ Thomas J. Koenig
Name:	Thomas J. Koenig
Title:	CFO

[Signature Pages Continue]

Signature Page to Second Amended and Restated Security and Pledge Agreement (Rotech Healthcare Inc.)

GEORGIA MEDICAL RESOURCES, INC.,
a Georgia corporation

GLADWIN AREA HOME CARE, INC.,
a Michigan corporation

GRIFFIN HOME HEALTH CARE, INC.,
a North Carolina corporation

HAMILTON MEDICAL EQUIPMENT SERVICE, INC.,
an Iowa corporation

HEALTH CARE SERVICES OF MISSISSIPPI, INCORPORATED, a Florida corporation

HOLLAND MEDICAL SERVICES, INC.,
a Florida corporation

HOME CARE OXYGEN SERVICE, INC.,
a Minnesota corporation

HOME MEDICAL SYSTEMS, INC.,
a South Carolina corporation

IHS ACQUISITION XXVII, INC.,
a Delaware corporation

INTEGRATED HEALTH SERVICES AT JEFFERSON HOSPITAL, INC., a Delaware corporation

INTENSIVE HOME CARE SERVICES, INC.,
a Texas corporation

IOTA MEDICAL EQUIPMENT, INC.,
a Florida corporation

LOVEJOY MEDICAL, INC.,
a Kentucky corporation

MAJOR MEDICAL SUPPLY, INC.,
a Texas corporation

MED, INC.,
a Virginia corporation

MEDCO PROFESSIONAL SERVICES, CORP.,
a Colorado corporation

MEDCORP INTERNATIONAL, INC.,
an Arizona corporation

MEDIC-AIRE MEDICAL EQUIPMENT, INC.,
a Florida corporation

By:	/s/ Thomas J. Koenig
Name:	Thomas J. Koenig
Title:	CFO

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Signature Page to Second Amended and Restated Security and Pledge Agreement (Rotech Healthcare Inc.)

MEDICAL ELECTRO-THERAPEUTICS, INC.,
a Florida corporation

MEDICARE RENTAL SUPPLY, INC.,
a West Virginia corporation

MEDICAL TECHNOLOGY OF LOUISIANA, L.L.C.,
a Louisiana limited liability company

MICHIGAN MEDICAL SUPPLY, INC.,
a Michigan corporation

NEIGHBORCARE HOME MEDICAL EQUIPMENT, LLC, a Pennsylvania limited liability company

NEIGHBORCARE HOME MEDICAL EQUIPMENT OF MARYLAND, LLC, a Maryland limited liability company

NEUMANN’S HOME MEDICAL EQUIPMENT, INC.,
an Illinois corporation

NIGHTINGALE HOME HEALTH CARE, INC.,
a Florida corporation

NORTH CENTRAL WASHINGTON RESPIRATORY CARE SERVICES, INC., a Washington corporation

NORTHEAST MEDICAL EQUIPMENT, INC.,
a Florida corporation

NORTHWEST HOME MEDICAL, INC.,
an Idaho corporation

OXYGEN OF OKLAHOMA, INC.,
an Oklahoma corporation

OXYGEN PLUS MEDICAL EQUIPMENT, INC.,
a Florida corporation

OXYGEN PLUS, INC.,
a Colorado corporation

OXYGEN THERAPY ASSOCIATES, INC.,
a Texas corporation

PETERSON’S HOME CARE, INC.,
a California corporation

PHI MEDICAL EQUIPMENT, INC.,
a Florida corporation

PIONEER MEDICAL SERVICES, INC.,
a West Virginia corporation

By:	/s/ Thomas J. Koenig
Name:	Thomas J. Koenig
Title:	CFO

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Signature Page to Second Amended and Restated Security and Pledge Agreement (Rotech Healthcare Inc.)

PREFERENTIAL HOME HEALTH CARE, INC.,
a Florida corporation

PRINCIPAL MEDICAL EQUIPMENT, INC.,
a Florida corporation

PROFESSIONAL BREATHING ASSOCIATES, INC.,
a Michigan corporation

PROFESSIONAL RESPIRATORY HOME HEALTHCARE, INC., a Florida corporation

PSI HEALTH CARE, INC.,
a South Dakota corporation

QUALITY HOME HEALTH CARE, INC.,
a Florida corporation

R.C.P.S., INC.,
a California corporation

REGENCY MEDICAL EQUIPMENT, INC.,
a Florida corporation

RESP-A-CARE, INC.,
a Kentucky corporation

RESPIRACARE MEDICAL EQUIPMENT, INC.,
a Florida corporation

RESPIRATORY MEDICAL EQUIPMENT OF GA., INC.,
a Florida corporation

RESPITECH HOME HEALTH CARE, INC.,
a Wyoming corporation

RESPONSIVE HOME HEALTH CARE, INC.,
a Florida corporation

RHEMA, INC.,
a Texas corporation

RITT MEDICAL GROUP, INC.,
an Arizona corporation

RN HOME CARE MEDICAL EQUIPMENT COMPANY, INC., a Florida corporation

ROSWELL HOME MEDICAL, INC.,
a Florida corporation

By:	/s/ Thomas J. Koenig
Name:	Thomas J. Koenig
Title:	CFO

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Signature Page to Second Amended and Restated Security and Pledge Agreement (Rotech Healthcare Inc.)

ROTECH EMPLOYEE BENEFITS CORPORATION,
a Florida corporation

ROTECH HOME MEDICAL CARE, INC.,
a Florida corporation

ROTECH OXYGEN AND MEDICAL EQUIPMENT, INC., a Florida corporation

ROTH MEDICAL, INC.,
a Colorado corporation

ROTHERT’S HOSPITAL EQUIPMENT, INC.,
a Kentucky corporation

SAMPSON CONVALESCENT MEDICAL SUPPLY, INC., a North Carolina corporation

SELECT HOME HEALTH CARE, INC.,
a Florida corporation

SHOPROTECH, INC.,
a Florida corporation

SIGMA MEDICAL EQUIPMENT, INC.,
a Florida corporation

SOUTHEASTERN HOME HEALTH, INC.,
a Florida corporation

SUN MEDICAL SUPPLY, INC.,
a North Carolina corporation

SUNSHINE HOME HEALTH CARE, INC.,
a Florida corporation

THE KILROY COMPANY,
a North Carolina corporation

THETA HOME HEALTH CARE, INC.,
a Florida corporation

TUPELO HOME HEALTH, INC.,
a Florida corporation

VALLEY MEDICAL EQUIPMENT, INC.,
a Utah corporation

VALUE CARE, INC.,
a Florida corporation

By:	/s/ Thomas J. Koenig
Name:	Thomas J. Koenig
Title:	CFO

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Signature Page to Second Amended and Restated Security and Pledge Agreement (Rotech Healthcare Inc.)

VITALCARE HEALTH SERVICES, INC.,
a Florida corporation

WHITE’S MEDICAL RENTALS, INC.,
a South Carolina corporation

ZETA HOME HEALTH CARE, INC.,
a Florida corporation

By:	/s/ Thomas J. Koenig
Name:	Thomas J. Koenig
Title:	CFO

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Signature Page to Second Amended and Restated Security and Pledge Agreement (Rotech Healthcare Inc.)

ACCEPTED AND AGREED TO

AS OF THE DAY AND YEAR FIRST WRITTEN ABOVE:

TRUIST BANK,

as Administrative Agent

By:	/s/ Jonathan Hart
Name:	Jonathan Hart
Title:	Vice President

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Signature Page to Second Amended and Restated Security and Pledge Agreement (Rotech Healthcare Inc.)